UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549

                              FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2004

                         HEMACARE CORPORATION
         (Exact name of registrant as specified in its charter)

CALIFORNIA                 000-15223              95-3280412
(State or other      (Commission File No.)    (I.R.S. employer
jurisdiction of                               Identification No.)
organization or
incorporation)

                    21101 Oxnard Street
                    Woodland Hills, CA               91367
         (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (818) 226-1968

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	  Description
--------------    -----------------------------------------------

99.1	          Press Release issued by HemaCare Corporation,
                  dated March 25, 2004

99.2	          Transcript of the presentations given by Judi
                  Irving, CEO, and Robert S. Chilton, CFO, at a conference call conducted by HemaCare Corporation on March 25, 2004

Item 12  Results of Operations and Financial COndition

On March 25, 2004, HemaCare Corporation issued a press release announcing the financial results for the year ended December 31, 2003. A copy is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

Additionally, on March 25, 2004, HemaCare Corporation held an investor conference call discussing the financial results for the year ended December 31, 2003. A transcript of the presentations given by Judi Irving, CEO, and Robert S. Chilton, CFO, in the call is attached to this report as Exhibit 99.2 and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 25, 2004	            HEMACARE CORPORATION

                                    /s/ Robert S. Chilton
                                    -------------------------
		           	    Robert S. Chilton
                                    Chief Financial Officer

                         EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------------------------------------------
99.1		 Press Release issued by HemaCare, Corporation
		 dated March 25, 2004

99.2	         Transcript of the presentations given by Judi Irving,
                 CEO, and Robert S. Chilton, CFO, at a conference call conducted by HemaCare Corporation on March
                 25, 2004